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                                                                    Exhibit 10.5

                                                               EXECUTION VERSION

                        AMENDED AND RESTATED CONSOLIDATED
                         SUBSIDIARY GUARANTEE AGREEMENT


         This Amended and Restated Consolidated Subsidiary Guarantee Agreement (as this agreement may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Agreement"), dated as of August 9, 2004, is executed by the parties listed on Schedule I hereto (and together with each direct or indirect domestic subsidiary of Oneida Ltd. (the "Borrower") which executes an Instrument of Assumption and Joinder pursuant to Section 5.12 of the Credit Agreement (as defined herein), each a "Guarantor" and together the "Guarantors") for the benefit of the Secured Parties (as defined below) and JPMORGAN CHASE BANK ("JPMorgan Chase"), as administrative agent and collateral agent (in such capacity, the "Administrative Agent" and the "Collateral Agent", respectively) for the Secured Parties (the Secured Parties collectively referred to herein as the "Beneficiaries").


                                    RECITALS


         A. WHEREAS, each Guarantor (other than Oneida International, Inc.) is a wholly owned subsidiary of the Borrower;

         B. WHEREAS, the Borrower, JPMorgan Chase, as administrative agent, and the lenders from time to time party thereto (the "Existing Lenders") are parties to that certain Amended and Restated Credit Agreement dated as of April 27, 2001 (as the same has been amended, supplemented or otherwise modified, the "Existing Credit Agreement") pursuant to which the Existing Lenders made revolving loans and a term loan to the Borrower;

         C. WHEREAS, THC, as borrower, the Borrower, as guarantor, and Allstate Insurance Company (together with its permitted assignees, "Allstate"), Allstate Life Insurance Company (together with its permitted assignees, "Allstate Life") and Pacific Life Insurance Company (together with its permitted assignees and together with Allstate and Allstate Life, the "Existing Noteholders") are parties to the 2001 Amended and Restated Note Purchase Agreement dated as of May 1, 2001 (as the same has been amended, supplemented or otherwise modified, the "Existing Note Agreement") pursuant to which the Existing Noteholders purchased certain notes (the "Existing Notes") with a maturity date of May 31, 2005;

         D. WHEREAS, in order to support the Borrower's obligations under the Existing Credit Agreement (the "Existing Credit Agreement Obligations"), the Borrower's direct and indirect domestic subsidiaries (the "Existing Guarantors"), among other things, guaranteed






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the Existing Credit Agreement Obligations pursuant to: (i) that certain Amended and Restated Subsidiary Guarantee Agreement dated as of April 27, 2001 made by Buffalo China, Encore, THC, Delco and Sakura for the benefit of the Existing Lenders and JPMorgan Chase as collateral agent (in such capacity the "Existing Collateral Agent") and as administrative agent (in such capacity, the "Existing Administrative Agent") under the Existing Credit Agreement; (ii) that certain Subsidiary Guarantee Agreement dated as of April 23, 2002 made by Kenwood for the benefit of the Existing Lenders, the Existing Administrative Agent and the Existing Collateral Agent; (iii) that certain Subsidiary Guarantee Agreement dated as of July 25, 2003 made by Silversmiths for the benefit of the Existing Lenders, the Existing Administrative Agent and the Existing Collateral Agent; and (iv) that certain Subsidiary Guarantee Agreement dated as of July 25, 2003 made by Food Service for the benefit of the Existing Lenders, the Existing Administrative Agent and the Existing Collateral Agent (as the same have been amended, supplemented or otherwise modified, together, the "Existing Credit Agreement Guarantee Agreements");

         E. WHEREAS, the payment, in full, when due of THC's obligations under the Existing Note Agreement (the "Existing Note Agreement Obligations") is guaranteed by the Borrower pursuant to the terms of the Existing Note Agreement and by each of the Existing Guarantors pursuant to (i) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by Buffalo China, (ii) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by Encore, (iii) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by Delco, (iv) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by THC, (v) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by Sakura, (vi) that certain Subsidiary Guarantee Agreement dated April 23, 2002 for the benefit of the Existing Noteholders and executed by Kenwood, (vii) that certain Subsidiary Guarantee Agreement dated July 25, 2003 for the benefit of the Existing Noteholders and executed by Silversmiths, and (viii) that certain Subsidiary Guarantee Agreement dated July 25, 2003 for the benefit of the Existing Noteholders and executed by Food Service (as the same have been amended, amended, supplemented or otherwise modified, together, the "Existing Note Guarantee Agreements", and, together with the Existing Credit Agreement Guarantee Agreements, the "Existing Subsidiary Guarantee Agreements");

         F. WHEREAS, the Existing Credit Agreement Obligations, the Existing Note Agreement Obligations and certain other indebtedness incurred by the Borrower (collectively, the "Existing Obligations") are being restructured pursuant to a Second Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, the Collateral Agent, the Administrative Agent, the lenders party thereto and the Existing Standby L/C Issuers (as the same may at any time be amended, amended and restated, supplemented or otherwise modified, renewed or replaced, the "Credit Agreement");






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         G. WHEREAS, it is a condition precedent to the restructuring of the
Existing Obligations as contemplated under the Credit Agreement and to the extensions of additional credit contemplated under the Credit Agreement that, among other things: (i) a Second Amended and Restated Collateral Agency and Intercreditor Agreement dated as of the date hereof be entered into by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and each of the Secured Parties in order to, among other things, appoint JPMorgan Chase as Collateral Agent and authorize the Collateral Agent to, among other things, execute, deliver and perform as their collateral agent with respect to the security documents; (ii) the Borrower and each of the Guarantors enter into an Amended and Restated Security Agreement dated as of the date hereof in favor of the Collateral Agent for the benefit of the Secured Parties (as the same may at any time be amended, amended and restated, supplemented or otherwise modified, renewed or replaced, the "Amended and Restated Security Agreement"); and (iii) each of the Guarantors execute this Agreement in order to guarantee the payment in full of the Guaranteed Obligations for the benefit of the Beneficiaries pursuant to this Agreement; and

         H. WHEREAS, each of the Guarantors will obtain benefits as a result of the restructuring of the Existing Obligations and the extensions of credit contemplated pursuant to the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, each of the Guarantors desires to execute and deliver this Agreement; and

         I. WHEREAS, to induce the Lenders, the Existing Standby L/C Issuers and Administrative Agent to restructure the Existing Obligations, and in consideration thereof and of any and all credit at any time extended under the Credit Agreement, the Guarantors hereby amend and restate the Existing Subsidiary Guarantee Agreements as more fully set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Lenders, the Existing Standby L/C Issuers and the Administrative Agent to enter into the Credit Agreement and to restructure the Existing Obligations and extend additional credit to the Borrower thereunder, each Guarantor hereby agrees for the benefit of each of the Beneficiaries as follows:

         1.     Definitions.

         1.1 The following capitalized terms shall have the meanings set forth below for purposes of this Agreement:

         "Allstate" shall have the meaning given to that term in paragraph C of the recitals to this Agreement.

         "Allstate Life" shall have the meaning given to that term in paragraph C of the recitals to this Agreement.






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         "Amended and Restated Security Agreement" shall have the meaning given to that term in paragraph G of the recitals to this Agreement.

         "Applicable Law" shall mean all laws, rules and regulations applicable to the person, conduct, transaction, covenant, document or contract in question, including all applicable common law and equitable principles; all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations and orders of government authorities; and all orders, judgments and decrees of all courts and arbitrators.

         "Credit Agreement" shall have the meaning given to that term in paragraph F of the recitals to this Agreement.

         "Discharge of the Guaranteed Obligations" means that all Commitments of the Lenders to extend credit under the Credit Agreement have irrevocably expired or been terminated and all Guaranteed Obligations have been fully, finally and indefeasibly paid in cash.

         "Existing Administrative Agent" shall have the meaning given to that term in paragraph D of the recitals to this Agreement.

         "Existing Collateral Agent" shall have the meaning given to that term in paragraph D of the recitals to this Agreement.

         "Existing Credit Agreement" shall have the meaning given to that term in paragraph B of the recitals to this Agreement.

         "Existing Credit Agreement Guarantee Agreements" shall have the meaning given to that term in paragraph D of the recitals to this Agreement.

         "Existing Credit Agreement Obligations" shall have the meaning given to that term in paragraph D of the recitals to this Agreement.

         "Existing Guarantors" shall have the meaning given to that term in paragraph D of the recitals to this Agreement.

         "Existing Lenders" shall have the meaning given to that term in paragraph B of the recitals to this Agreement.

         "Existing Note Agreement" shall have the meaning given to that term in paragraph C of the recitals to this Agreement.

         "Existing Note Agreement Obligations" shall have the meaning given to that term in paragraph E of the recitals to this Agreement.

         "Existing Note Guarantee Agreements" shall have the meaning given to that term in paragraph E of the recitals to this Agreement.






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         "Existing Noteholders" shall have the meaning given to that term in paragraph C of the recitals to this Agreement.

         "Existing Notes" shall have the meaning given to that term in paragraph C of the recitals to this Agreement.

         "Existing Obligations" shall have the meaning given to that term in paragraph F of the recitals to this Agreement.

         "Existing Standby L/C Issuers" shall have the meaning given to such term in the Credit Agreement.

         "Existing Standby L/Cs" shall have the meaning given to such term in the Credit Agreement.

         "Existing Subsidiary Guarantee Agreements" shall have the meaning given to that term in paragraph E of the recitals to this Agreement.

         "Guaranteed Obligations" means all debts, liabilities and obligations of Borrower, whether now existing or hereafter incurred at any time or times, direct or indirect, absolute or contingent, secured or unsecured, arising under the Credit Agreement or any of the other Fundamental Documents, including without limitation all principal, interest (including any interest that accrues during the pendency of any Insolvency Proceeding, whether or not the Secured Parties are authorized under the Bankruptcy Code (or other Applicable Law) to collect such interest from the Borrower), payable in respect thereof, premiums, commitment fees, up-front fees, agency fees, legal fees, other fees, charges, expenses, indemnities and other amounts payable by the Borrower under the Credit Agreement or any other Fundamental Document, and all late charges, penalties and reasonable expenses of collection or enforcement or attempted collection or enforcement thereof, including reasonable fees and disbursements of legal counsel in connection therewith, whether within or apart from any legal action or proceeding.

         "Insolvency Proceeding" shall mean any action, case or proceeding commenced by or against an entity, or any agreement of such entity, for (a) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign), (b) the appointment of a receiver, trustee, liquidator or other custodian for such entity or any part of its property, (c) an assignment or trust mortgage for the benefit of creditors of such entity, or (d) except as permitted pursuant to the terms of the Credit Agreement, the liquidation, dissolution or winding up of the affairs of such entity, in each case, whether voluntary or involuntary, partial or complete.

         "Material Adverse Effect" shall have the meaning given to such term in the Credit Agreement.

         "Secured Parties" shall have the meaning given to such term in the Credit Agreement.

         "Security Documents" shall have the meaning given to such term in the Credit Agreement.

         1.2 Other capitalized terms used herein which are not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

         1.3 The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, amendments and restatements, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and
(d) all references herein to Sections, shall be construed to refer to Sections of this Agreement.

         2.     Guarantee.

         2.1 Each Guarantor, jointly and severally, hereby absolutely, unconditionally and irrevocably guarantees to each of the Beneficiaries the payment in full when due, by acceleration or otherwise, of all Guaranteed Obligations. If an Event of Default occurs and notice of demand for payment under this Agreement is given by the Administrative Agent (other than with respect to an Event of Default set forth in Section 7(h) or (i) of the Credit Agreement as to which no such notice is required), all liability of the Guarantors under this Agreement shall become due and payable, without further notice or demand.

         2.2 This Agreement constitutes a guarantee of payment when due and not merely a guarantee of collection. The Beneficiaries shall not be required to commence any action or proceeding to foreclose any security for the payment of the Guaranteed Obligations or to pursue or exhaust any remedies against the Borrower prior to the effectiveness of the Guarantors' obligation to pay the full amount of the Guaranteed Obligations.

         2.3 This Agreement is a continuing guarantee and shall remain in full force and effect in respect of the Guarantors until the Discharge of the Guaranteed Obligations.

         2.4 The Guarantors' liability hereunder is in addition to and independent of any other liabilities which the Guarantors have incurred or assumed, or may hereafter incur or assume, by way of endorsement, separate guarantee agreement, or in any other manner, with respect to all or any part of the Guaranteed Obligations. This Agreement does not supersede nor limit any such other liabilities of the Guarantors, and the Beneficiaries' rights and remedies under and pursuant to this Agreement and any such other liabilities are cumulative and may be exercised singly or concurrently.

         3.     Representation and Warranties.

         Each Guarantor, jointly and severally with each of the other Guarantors, represents and warrants that:

         3.1 Each Guarantor (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority and all, except as would reasonably be expected to have a Material Adverse Effect, licenses, permits and other approvals of any Governmental Authority necessary to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing could not have a Material Adverse Effect, and (d) is in compliance with all Applicable Laws, rules and regulations except to the extent that the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

         3.2 Each Guarantor has the corporate power and authority to make, deliver and perform this Agreement and all other Fundamental Documents to which it is a party, and has taken all necessary corporate action to undertake and pay and perform all of its liabilities and obligations hereunder and thereunder and has taken all necessary corporate action to authorize the execution, delivery, payment and performance hereof and thereof on the terms and conditions set forth herein and therein. No consent, approval or authorization of, filing with, notice to or other act by any Governmental Authority or any other Person is required by any Guarantor in connection with the execution, delivery and performance of this Agreement.

         3.3 This Agreement has been duly executed and delivered on behalf of each Guarantor. This Agreement constitutes a legal, valid and binding obligation of each Guarantor enforceable against it in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in equity or at law).

         3.4 The execution, delivery and performance of this Agreement and the other Fundamental Documents to which each Guarantor is a party will not violate, in any material respect, any law, rule or regulation or any Material Agreement to which a Guarantor is a party or by which it or any of its property is bound and will not result in the creation or imposition of any Lien on any of its properties or revenues pursuant to any such law, rule or regulation or any such Material Agreement or other instrument.

         3.5 In addition to each of the representations and warranties made by each Guarantor in the preceding subsections of Section 3 of this Agreement, each Guarantor hereby, jointly and severally with each other Guarantor, represents and warrants that the representations, warranties and agreements set forth in Article 3 of the Credit Agreement which relate to the Guarantors (individually or as a whole) rather than merely to the Borrower are true and accurate in all respects with respect to such Guarantor on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

         4.     Guarantee Absolute.

         4.1 The obligations of the Guarantors hereunder are absolute, unconditional and irrevocable, are independent of the Guaranteed Obligations and any other security therefor or other guarantee or liability in respect thereof, and shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense.

         4.2 The Beneficiaries may at any time and from time to time without the consent of or notice of any kind to the Guarantors, and without regard to any demands or requests by the Guarantors, take any of the following acts, upon or without any terms or conditions and in whole or in part, without thereby incurring any liability to the Guarantors, impairing the Guarantors' obligations under this Agreement or releasing the Guarantors from this Agreement:

         (a) change the rate of interest, penalties, manner, place or terms of payment, change, extend the time of payment of, or increase the principal amount of, any of the Guaranteed Obligations, or renew, amend, alter or revoke any commitment, condition, covenant, Event of Default or other provision with respect to any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and this Agreement shall apply to such Guaranteed Obligations as so changed, extended, increased, renewed, amended, altered or otherwise modified;

         (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof;

         (c) waive, consent, extend, grant indulgence, compromise, release, discharge or exercise or refrain from exercising any right, claim, demand, remedy, power or privilege under or in respect of the Fundamental Documents or the Borrower or any other party directly or indirectly liable upon the Guaranteed Obligations;

         (d) settle or compromise any Guaranteed Obligations, any security therefor, or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

         (e) apply any sum by whomsoever paid or howsoever realized to such debts, liabilities, obligations, interest, or expenses of collection owing by the Borrower or any Guarantor to the Beneficiaries and in such order as the Beneficiaries may elect pursuant to any right of the Beneficiaries, whether guaranteed hereby or not, without regard to any rights of the Guarantor in respect to the application thereof, and regardless of what Guaranteed Obligations or other liability hereunder or portion thereof remains unpaid;

         (f) omit to collect or enforce any collateral security or other guarantees held by the Beneficiaries without regard to any demand or request by the Guarantor; or

         (g) fail or omit to perfect any security interest in any collateral for the payment of the Guaranteed Obligations.

         4.3 This Agreement shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any of the following circumstances or conditions whatsoever, whether or not any Guarantor has notice or knowledge thereof:

         (a) any failure, omission or delay on the part of the Beneficiaries to comply with any term of the Fundamental Documents or any other agreement or instrument applicable to any of the parties to the Fundamental Documents;

         (b) any Insolvency Proceeding with respect to the Borrower or any Guarantor or any of their respective creditors or their properties or any action taken by any trustee or receiver or by any court in any such proceeding;

         (c) any limitation on the liability or obligations of the Borrower or any other Person under the Fundamental Documents or any other Person referred to therein, or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of the Fundamental Documents other than by reason of a Discharge of the Guaranteed Obligations;

         (d) any taking, acceptance or release of any other guarantees of the Guaranteed Obligations or any other security for the Guaranteed Obligations or for any guarantee or other liability in respect thereof;

         (e) any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of law, court order or otherwise) any right or remedy in respect of the Guaranteed Obligations, any guarantee or other liability in respect thereof or any other security for any of the foregoing; any sale, exchange, release, substitution, compromise or other action in respect of any other security; or any failure to create, protect, perfect, secure, insure, continue or maintain any Liens in any other security;

         (f) the exercise of any right or remedy available under the Fundamental Documents, at law, in equity or otherwise in respect of any other security for the Guaranteed Obligations or for any guarantee or other liability in respect thereof, in any order and by any manner thereby permitted, including, without limitation, foreclosure on any other security by any manner of sale thereby permitted, whether or not every aspect of such sale is commercially reasonable; and

         (g) any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, the Borrower, any Guarantor or a surety or guarantor generally, other than Discharge of the Guaranteed Obligations.

         4.4 Each Guarantor expressly waives any and all right to notice from the Beneficiaries, the Borrower or any other Person of:

         (a) any notice of any adverse change in the Borrower's financial condition or of any other fact which might increase any Guarantor's risk;

         (b) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against any Guarantor, including without limitation, any demand, presentment and protest, proof of notice of nonpayment under any of the Fundamental Documents and notice of default or any failure on the part of Borrower or any other Person, to perform and comply with any covenant, agreement, term or condition of any of the Fundamental Documents;

         (c) any notice of any assignment, sale, transfer, participation or other disposition of any right, title or interest in the Fundamental Documents by the Beneficiaries;

         (d) any requirement of diligence on the part of the Beneficiaries or any other Person;

         (e) any requirement to exhaust any remedies or to mitigate the damages resulting from any Default or Event of Default under any of the Fundamental Documents;

         (f) any right to require any Beneficiary, as a condition of payment or performance by any Guarantor hereunder, to proceed against, or to exhaust or have resort to any other security from or any deposit balance or other credit in favor of, the Borrower or any other Person directly or indirectly liable for the Guaranteed Obligations, or to pursue any other remedy or enforce any other right; and any other defense based on an election of remedies with respect to any other security for the Guaranteed Obligations or for any guarantee or other liability in respect thereof, notwithstanding that any such election (including any failure to pursue or enforce any rights or remedies) may impair or extinguish any right of indemnification, contribution, reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Person directly or indirectly liable for the Guaranteed Obligations or any other security;

         (g) any defense based on any Beneficiary's acts or omissions in the administration of the Guaranteed Obligations, any guarantee or other liability in respect thereof or any other security for any of the foregoing, and promptness, diligence or any requirement that such Beneficiary create, protect, perfect, secure, insure, continue or maintain any Liens in any other security;

         (h) any defense based on or afforded by any Applicable Law that limits the liability of or exonerates guarantors or sureties or that may in any other way conflict with the terms of this Agreement; and

         (i) any other circumstances whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against such Guarantor.

         4.5 Each of the Guarantors hereby waives any defense that it might have based on a failure to remain informed of the financial condition of the Borrower and of any other Guarantor and any circumstance affecting the ability of the Borrower to perform under the Credit Agreement or any other Fundamental Document or of any Guarantor to perform under this Agreement or any other Fundamental Document.

         4.6 If claim is ever made upon a Beneficiary for repayment or recovery of any amount or amounts received by the Beneficiary in payment or on account of any of the Guaranteed Obligations, and such Beneficiary repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Beneficiary or any of the Beneficiary's property, or (b) any settlement or compromise of any such claim effected by the Beneficiary with any such claimant (including Borrower), then and in such event the Guarantors agree that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantors, and notwithstanding any termination hereof or the cancellation of any Guaranteed Obligations, the Guarantors shall be and remain liable to such Beneficiary hereunder for the amounts so repaid or recovered to the same extent as if such amount had never originally been received by the Beneficiary.

         4.7 Each Guarantor's guarantee shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any other instrument evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to this Guarantee. None of the Beneficiaries makes any representation or warranty in respect to any such circumstances or shall have any duty or responsibility whatsoever to any Guarantor in respect of the management and maintenance of the Guaranteed Obligations.

         5.     Reimbursement and Contribution Rights.

         5.1 Each Guarantor reserves the right to claim reimbursement from the Borrower for the entire amount of any payment made by such Guarantor on account of Guaranteed Obligations pursuant to this Agreement, but such Guarantor agrees that its claim for reimbursement shall not arise until, and is subject in all respects to, Discharge of the Guaranteed Obligations. Accordingly, each Guarantor agrees not to assert, sue upon, collect or otherwise enforce against the Borrower (by set-off or otherwise) any claim for reimbursement on account of any payment made by a Guarantor hereunder until Discharge of the Guaranteed Obligations.

         5.2 Each Guarantor agrees that if the Borrower at any time fails to pay any reimbursement due to a Guarantor as contemplated in subsection 5.1 above and such failure continues for a period of 60 days after Discharge of the Guaranteed Obligations, then if and to the extent any such unreimbursed payment due to such Guarantor under this Agreement is such that the Aggregate Unreimbursed Payments of such Guarantor are greater than its Fair Share of the Aggregate Unreimbursed Payments of All Guarantors, the Guarantor shall be entitled to a contribution from each other Guarantor in the amount necessary to cause such Guarantor's Aggregate Unreimbursed Payments to equal its Fair Share. For these purposes:

         (i) "Fair Share" means an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount of a Guarantor to (y) the Adjusted Maximum Amounts of All Guarantors, multiplied by (ii) the Aggregate Unreimbursed Payments of All Guarantors.

         (ii) "Adjusted Maximum Amount" means the maximum aggregate amount of the liability of a Guarantor under this Agreement (except that, for purposes solely of this calculation, any assets or liabilities arising by virtue of any rights to or obligations of reimbursement or contribution under this subsection
5.2 shall not be counted as assets or liabilities of such Guarantor).

         (iii) "Aggregate Unreimbursed Payments" means, with respect to a Person as of any date of determination, the aggregate net amount of all payments made on or before such date by such Person under this Agreement or any other written instrument providing for the guarantee of the Guaranteed Obligations for which reimbursement by the Borrower to such Person is then due and payable as contemplated in subsection 5.1 but has not been paid.

         (iv) "All Guarantors" means the Guarantors under this Agreement and any other Person who has entered into a written instrument agreeing to guarantee the Guaranteed Obligations.

The allocation and right of contribution among the Guarantors set forth in this subsection 5.2 shall not in any respect limit the Guarantors' liability under this Agreement to the Beneficiaries.

         5.3 Each of the Guarantors hereby waives, releases and discharges, absolutely, unconditionally, irrevocably and forever, all rights of recourse, reimbursement, contribution or indemnity and all other claims that the any of the Guarantors might otherwise have or acquire against the Borrower or any other Person liable for the payment of any of the Guaranteed Obligations (including, without limitation, the owner of any interest in collateral subject to a Lien securing any of the Guaranteed Obligations) and all rights of subrogation that any of the Guarantors might otherwise have or acquire against any Beneficiary by reason of any payment made by any of the Guarantors under this Agreement or otherwise as a result of or in connection with this Agreement, whether such rights or claims are conferred by agreement, implied or created by law or otherwise, except only the reimbursement rights reserved by Guarantors in subsection 5.1 and the contribution rights granted to Guarantors under subsection 5.2.

         6. Additional Guarantors. Each Guarantor acknowledges that, pursuant to Section 5.12 of the Credit Agreement, the Borrower is required to cause each Person which becomes a domestic Subsidiary of the Borrower or any Guarantor to become a party hereto as an additional Guarantor (each such Person, an "Additional Guarantor") under this Agreement by executing an Instrument of Assumption and Joinder (a "Joinder") substantially in the form of Exhibit K attached to the Credit Agreement. Upon delivery of any such Joinder to the Administrative Agent or the Collateral Agent, as the case may be, notice of which is hereby waived by the Guarantors, each such Additional Guarantor shall be deemed a Guarantor hereunder and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereto. Each Guarantor expressly agrees that its obligations arising hereunder shall not be discharged, diminished or otherwise affected (a) by the addition or release of any other Guarantor hereunder, (b) any failure by the Borrower or any Guarantor to cause any Subsidiary to become an Additional Guarantor or a Guarantor hereunder or (c) by reason of the Collateral Agent's or any Secured Party's actions in effecting, or failure to effect, any such Joinder, or in releasing any Guarantor hereunder, in each case without the necessity of giving notice to or obtaining the consent of any other Guarantor. This Agreement shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

         7. Encore Dissolution. The parties hereto acknowledge and agree that upon the dissolution of Encore Promotions, Inc., as permitted by the terms of the Credit Agreement, such entity shall no longer be a party to this Agreement.

         8. Setoff. Upon the occurrence and during the continuance of an Event of Default, in addition to all other rights and remedies, the Beneficiaries and each and every affiliate of the Beneficiaries (and any Person holding a participation interest in any of the Guaranteed Obligations) are hereby irrevocably authorized, without prior notice to the Guarantors, to set off any balances held for the account of or any other liability owing by the Beneficiaries or any such affiliate or participant to Guarantors at any of their offices against any of the Guaranteed Obligations, as the Beneficiaries or such affiliate or participant may elect.

         9. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the Guarantors hereto shall be in writing (including teletransmissions), shall be given or made at the address or telecopier number set forth on the signature page hereto, or at such other address or telecopier number as Guarantors may hereafter specify to the Administrative Agent in writing, and (unless otherwise specified herein) shall be deemed delivered on receipt if teletransmitted or delivered by hand or five Business Days after mailing, and all mailed notices shall be by registered mail, postage prepaid.

         10. Expenses. The Guarantors shall be jointly and severally liable and shall (i) pay to the Beneficiaries immediately on demand all costs and expenses of the Beneficiaries, including all reasonable fees and disbursements of the Beneficiaries' counsel incurred in connection with the collection or enforcement (in connection with any suit, action, proceeding or otherwise) or attempted collection or attempted enforcement (in connection with any suit, action, proceeding or otherwise) of the Beneficiaries' rights under this Agreement and (ii) to the Administrative Agent and the Collateral Agent immediately on demand all costs and expenses of the Administrative Agent and the Collateral Agent, including all reasonable fees and disbursements of the Administrative Agent's and the Collateral Agent's counsel incurred in connection with any amendment, modification or waiver hereof or consent pursuant hereto, and to indemnify and hold harmless the Administrative Agent and the Collateral Agent and their respective directors, officers, employees, agents and Affiliates from and against any and all claims, losses, damages, obligations, liabilities, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any kind or nature whatsoever, whether direct, indirect or consequential, that may at any time be imposed on, incurred by or asserted against any such indemnified party as a result of, arising from or in any way relating to this Guarantee or the collection or enforcement of the Guaranteed Obligations.

         11. No Waiver of Remedies. No failure to exercise and no delay in exercising, on the part of the Beneficiaries, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         12. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without reference to conflict of laws principles.

         13. Entire Agreement; Modifications. This Agreement contains th entire agreement between the Beneficiaries and the Guarantors with respect to all subject matters contained herein. This Agreement cannot be amended, modified or changed in any way except by a written instrument executed by Guarantors and accepted by the Administrative Agent.

         14. Successors and Assigns. The covenants, representations, warranties and agreements herein set forth shall be binding upon the Guarantors and their successors and assigns and shall inure to the benefit of the Beneficiaries, their successors and assigns.

         15. Severability. The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

         16. Jurisdiction and Venue. For purposes of this Agreement, each of the Guarantors and the Beneficiaries hereby irrevocably consent and submit to the nonexclusive jurisdiction and venue of all federal and state courts located in the State of New York. At the Beneficiaries' option, the Guarantors may be joined in any action or proceeding commenced by the Beneficiaries against the Borrower in connection with or based on the Fundamental Documents to which the Borrower is a party, or any provision of any thereof, and recovery may be had against the Guarantors in such action or proceeding or in any independent action or proceeding against the Guarantors, without any requirement that the Beneficiaries first assert, prosecute or exhaust any remedy or claim against Borrower. Each Guarantor and each Beneficiary hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of, under or relating to this Agreement or any other Fundamental Document brought in any federal or state court located in the State of New York, and hereby further irrevocably waives (to the fullest extent permitted by applicable law) any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Section shall affect any right that the Beneficiaries may otherwise have to bring any action or proceeding relating to this Agreement against any Guarantor or its properties in any jurisdiction in which it may lawfully do so, provided that no such action or proceeding may be commenced in a court located outside the United States except an action or proceeding to enforce a judgment rendered by a court in the United States in the courts of another jurisdiction. Each guarantor and each beneficiary hereby knowingly, voluntarily and intentionally waives (to the fullest extent permitted by applicable law) any right it may have to a trial by jury of any dispute arising under or relating to this agreement or any fundamental document.

         17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature thereto.

         18. Defects Waived. This Agreement is effective notwithstanding any defect in the validity or enforceability of any instrument or document, including but not limited to the Credit Agreement or any of the Security Documents.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Guarantors have executed this Amended and Restated Consolidated Subsidiary Guarantee Agreement as of the date first written above.



                                             BUFFALO CHINA, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name: Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             THC SYSTEMS, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name: Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             ENCORE PROMOTIONS, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name: Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             DELCO INTERNATIONAL, LTD.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name: Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             SAKURA, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name: Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             KENWOOD SILVER COMPANY, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------


                     Signature Page to Amended and Restated
                   Consolidated Subsidiary Guarantee Agreement

                                                 Name: Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             ONEIDA SILVERSMITHS, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name: Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             ONEIDA FOOD SERVICE, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name: Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             ONEIDA INTERNATIONAL, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name: Peter J. Kallet
                                                 Title: Chief Executive Officer




                                             Accepted and Agreed to:

                                             JPMORGAN CHASE BANK
                                             as Administrative Agent and
                                             Collateral Agent

                                             By: /s/ ROGER ODELL
                                                 --------------------
                                                 Name: Roger Odell
                                                 Title: Managing Director


                     Signature Page to Amended and Restated
                   Consolidated Subsidiary Guarantee Agreement

The following identified Schedules to the foregoing Amended and Restated Consolidated Subsidiary Guarantee Agreement are not filed with such Agreement. To the extent that any such Schedules have not been otherwise filed with the Securities & Exchange Commission, these Schedules will be furnished supplementally to the Securities & Exchange Commission upon request.


Schedules:

Schedule I:       List of subsidiary "Guarantors"